Exhibit 10.1

Your 2006 Long Term Incentive Award

Performance. Results. Rewards.

Grant Date:

About This Statement

This personalized statement shows your 2006 Award under United Technologies Corporation’s Long Term Incentive Plan (LTIP). On the reverse side of this statement, you will find highlights of how the LTIP works. The award shown in this statement is subject to the terms and conditions of the LTIP.

Your 2006 Long Term Incentive Plan Award

How the Award Is Distributed:	■ Stock Appreciation Rights (SARs), and ■ Performance Share Units (PSUs)

Type	Number of Units	Grant Price	Estimated Present Value	Vesting Date	Expiration Date
SARs
PSUs*
Total Estimated Present Value:

    *PSUs are subject to performance-based vesting criteria

Performance Targets:	■ Three-Year EPS Compound Annual Growth Rate (CAGR) ■ Relative TSR vs. S&P 500

PSU Performance Metrics†	UTC Achievement			PSUs Vesting
	Threshold	Target	Maximum	Threshold	Target	Maximum

EPS Growth	70%	100%	130%
Relative TSR	37.5th percentile	50th percentile	75th percentile

    †Measurement Period: January 1, 2006 through December 31, 2008

The Your Stock Awards Web Site

Remember that you can view your UTC stock awards online at the Your Stock Awards Web site. Through this Web site, you can obtain comprehensive information about the LTIP, including the Plan Document, Plan Prospectus, and the Schedules of Terms applicable to your award. There are also powerful modeling tools for all your UTC stock awards. You can access the Your Stock Awards Web site as follows:

If in the U.S. . . .	O R	If International . . .
. . . Via the Intranet through Employee Self Service (ESS) on your business unit home page.		. . . Via the Internet from any computer (you need a User ID and PIN) at https://www.wealthviews.com/utc.

What You Need to Do

Please sign and date the portion of this statement below the perforation and return it to your local Human Resources representative for delivery to:

Stock Plan Administrator

United Technologies Corporation

1 Financial Plaza, MS 504

Hartford, CT 06101

Grant Date:

Type	Number of Units	Grant Price	Estimated Present Value	Vesting Date	Expiration Date
SARs
PSUs*
Total Estimated Present Value:

    *PSUs are subject to performance-based vesting criteria

The award shown in this statement is subject to the terms and conditions of United Technologies Corporation’s Long Term Incentive Plan (LTIP). I acknowledge this statement of award. I accept this award subject to the 2006 Schedules of Terms and the LTIP. These documents and the Plan Prospectus are available at the Your Stock Awards Web site.

Signed:                                                                                                    Date:

Your 2006 Long Term Incentive Award

Performance. Results. Rewards.

Stock Appreciation Rights (SARs)

How Do SARs Work?

A SAR is similar to a stock option and delivers equivalent value when exercised.			An Example
■	Receive gain in UTX from date of grant to date of exercise		Number of SARs granted:	1,000
■	Vests three years after grant date
■	Expires ten years from the grant date, unless exercised		UTC stock price at grant:	$50 per share
■	No dividend equivalents		UTC stock price at exercise:	$75 per share
■	At exercise, value is delivered in shares of UTC common stock and:		Increase in UTC stock price from grant date to exercise date:	$75 per share – $50 per share = $25 per share
	—	Converted to cash at your discretion, OR	Total Gain from SAR exercise:	1,000 SARs x $25 per share = $25,000
	—	Held and you receive dividends on the shares	Conversion into shares of UTC stock:	$25,000 ÷ $75 per share = 333 shares

Performance Share Units (PSUs)

How Do PSUs Work?

■	One PSU equals one share of UTC common stock
	—	Vests solely upon the achievement of performance targets over a three year period
	—	Special rules apply for retirement and termination of employment (see Schedule of Terms)
	—	Upon vesting, PSUs are converted to shares and distributed to you
In the U.S. and most countries, you are taxed on the vesting date
■	Dividends payable on issued shares
■	Opportunity to defer payments of, and therefore taxation on, vested PSUs
	—	U.S. (based on current law) and wherever else viable (subject to local laws)
	—	Share units accrue dividends which are converted to additional share units in deferred account

An Upside to Exceptional UTC Performance
You can receive up to twice the number of PSUs awarded to you for exceptional UTC performance. Vesting on each metric is measured separately and weighted equally.
■	UTC’s Earnings Per Share (EPS) growth
	—	EPS is net income divided by average diluted shares
	—	Calculated as a Compound Annual Growth Rate (CAGR) over three years
■	UTC’s rank on Total Shareholder Return (TSR) among S&P 500 companies
	—	TSR is the change in share price over the three year performance period (plus reinvested dividends) divided by the share price at the beginning of the three year period

Please sign and date the portion of this statement below the perforation and return it to your local Human Resources representative for delivery to:

Stock Plan Administrator

United Technologies Corporation

1 Financial Plaza, MS 504

Hartford, CT 06101